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                                    ENDORSED
                                     FILED
                    In the office of the Secretary of State
                           of the State of California

                                  DEC 11 1992

                       MARCH FONG EU, Secretary of State

                                                                  EXHIBIT 10.24

                            CERTIFICATE OF RESTATED

                          ARTICLES OF INCORPORATION OF

                                  CLUB ESPRIT

        WILLIAM F. PEARE and J. MICHAEL MOYER certify that:

        I. Officers. They are the president and the secretary, respectively, of CLUB ESPRIT, a California nonprofit mutual benefit corporation.

        II. Restatement and Amendment. The Articles of Incorporation of this corporation are amended and restated to read as follows:

                                       I

                                      NAME
                                      ----

        The name of this corporation is WorldMark, The Club.

                                       II

                                    PURPOSE
                                    -------

        1. This corporation is a nonprofit mutual benefit corporation organized under the Nonprofit Mutual Benefit Corporation Law. The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under such law.

        2. The specific and primary purpose for which the corporation is formed is to care for, own, lease, maintain, operate and manage the real property and Improvements thereon and personal property therein or which it owns, wherever located, which has been dedicated to the WORLDMARK, THE CLUB VACATION OWNER PROGRAM by a Declaration recorded by TRENDWEST RESORTS, INC. ("Declarant"), and Oregon corporation.

        3. Notwithstanding any of the above statements of purposes and powers, this corporation shall not, except to an insubstantial degree, engage in any activities or exercise any powers that are not in furtherance of the specific purpose of this corporation.

                                      III

                                NONPROFIT STATUS
                                ----------------

                No part of the net earnings of the corporation shall benefit any private member or individual (other than by
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     acquiring, constructing, or providing management, maintenance, and care of property held by the corporation, or by a rebate of excess membership dues, fees, or assessments).

                                       IV

                                   AMENDMENT
                                   ---------

          Amendment of these Articles of Incorporation requires the affirmative vote or written assent of a majority of the board of directors; and (1) a majority of the Voting Power of each Class of members, if there is more than one class, or (2) if there is only one Class of Members, a majority of the Voting Power of Members other than Declarant, or its successor, plus the approval of a majority of the total Voting Power. Provided, however, that the votes required for an amendment shall not be less than the affirmative votes required for action to be taken under the clause being affected.


     III. Directors. The foregoing amendment and restatement has been duly approved by the board of directors.

     IV. Members. The foregoing amendment and restatement has been duly approved by the required vote of the members.

           Verification. Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true and correct of his own knowledge, and that this declaration was executed on December 10, 1992, at Kirkland, Washington.

                                /s/ WILLIAM F. PEARE
                                ---------------------------
                                William F. Peare, President


                                /s/ J. MICHAEL MOYER
                                ---------------------------
                                J. Michael Moyer, Secretary




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